Exhibit 10.7
Execution Version

ACCESSION AGREEMENT
Reference is hereby made to that certain Intercreditor Agreement, dated as of December 9, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among (i) Exeter Finance LLC, as servicer, (ii) Citibank, N.A., as intercreditor agent, and (iii) each Other Party that becomes a party thereto pursuant to the terms thereof.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.
This is an Accession Agreement and is being entered into pursuant to the Agreement.  Each undersigned Other Party hereby: (i) acknowledges and confirms that it has received a copy of the Agreement, (ii) agrees to be bound by the terms and conditions of the Agreement as if it were an original signatory thereto, (iii) acknowledges that it only has and will only have at any time rights to Remittances in respect of the Receivables that are owned by or pledged at such time to such Other Party pursuant to a Transaction Document under the related Transaction described in (A) below:
A.            Name of Transaction (name of issuing entity):  Exeter Automobile Receivables Trust 2026-3.
B.            Identification of Indenture:  Indenture, dated as of May 31, 2026, among Exeter Automobile Receivables Trust 2026-3, Exeter Holdings Trust 2026-3 and Citibank, N.A., as indenture trustee.
C.            Citibank, N.A., as an Other Party, hereby advises that, for purposes of the Agreement, the following shall apply with respect to such Other Party:
1.	Address of Other Party:
Citibank, N.A.
388 Greenwich Street, 26th Floor
New York, New York 10013
Attention: Citibank Agency & Trust, EART 2026-3
2.	Designation(s) under the Agreement:
Indenture Trustee and Secured Party
D.            Exeter Automobile Receivables Trust 2026-3, as an Other Party, hereby advises that, for purposes of the Agreement, the following shall apply with respect to such Other Party:
1.	Address of Other Party:
Exeter Automobile Receivables Trust 2026-3
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street

Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration
With copies to:
Exeter Automobile Receivables Trust 2026-3
c/o Exeter Finance LLC
2101 W. John Carpenter Freeway
Irving, Texas 75063
Attention: Chief Financial Officer
and
Exeter Automobile Receivables Trust 2026-3
c/o Exeter Finance LLC
2101 W. John Carpenter Freeway
Irving, Texas 75063
Attention: Chief Legal Officer
2.	Designation(s) under the Agreement: SPE
3.	Name of related Owner Trustee: Wilmington Trust Company
[Signature pages follow.]

IN WITNESS WHEREOF, the Other Party identified below has executed this Accession Agreement as of the 24th day of June, 2026.

Citibank, N.A., not in its individual capacity but solely as Indenture Trustee

By:	/s/ Jennifer Morris
Name: Jennifer Morris
Title: Senior Trust Officer

EXETER AUTOMOBILE RECEIVABLES
TRUST 2026-3

By:	Wilmington Trust Company, not in its
individual capacity but solely as Owner Trustee

	By:	/s/ Jacob Stapleford
Name: Jacob Stapleford
Title: Assistant Vice President

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